Note 5. Income Taxes	6 Months Ended
Nov. 30, 2012
Notes
Note 5. Income Taxes

Note 5.   Income Taxes

The Company is subject to United States income taxes and Canadian income taxes (to the extent of its operations in Canada).  The Company had no income tax expense during the reported period due to net operating losses. The Company has net operating losses carried forward of approximately $48,000 for tax purposes which will expire in 2030 through 2032 if not utilized.

	11/30/2012	11/30/2011

Provision computed at federal statutory rate	15%	15%
state tax, net of federal tax benefit	0%	0%
Valuation allowance	-15%	-15%
Effective income tax rate	0%	0%

	11/30/2012	05/31/2012

Deferred tax asset- net operating loss	$48,000	$28,500
less valuation allowance	(48,000)	(28,500)

Net deferred tax asset	$0	$0